AMERICAN GENERAL LIFE INSURANCE COMPANY
                    INDIVIDUAL VARIABLE ANNUITY CONTRACTS
                             SEPARATE ACCOUNT D
                     SUPPLEMENT DATED AUGUST 6, 2015
                TO CONTRACT PROSPECTUS, AS SUPPLEMENTED

     Effective immediately, American General Life Insurance Company (the "Company") is amending its individual variable annuity Contracts for the purpose of describing a change in the availability of the Invesco Money Market Fund - Class AX (the "Fund"), a fund of the Invesco mutual funds, as a variable investment option ("Investment Option") under the Contracts.

     Effective August 28, 2015, the Fund will no longer be available as a
variable investment option under the Contracts.   After the Fund closing, the
only right an investor in the Fund will have is the right to transfer the Invesco Money Market Fund investment to another Investment Option.

     Because of the limited right you will have as a Fund investor, you may wish to transfer your investment in the Investment Option to any other available investment option in your Contract. If you want a money market investment, the VALIC Company I Money Market I Fund is available in this Contract. You may give us instructions to transfer from the Investment Option to another investment option by calling the Annuity Service Center at the number below or by completing the enclosed transfer form.

     In the near future, for any investments that remain in the Fund, the Company anticipates that it will request approval from the Securities and Exchange Commission to involuntarily transfer your Contract Accumulation Value from the Investment Option to the VALIC Company I Money Market I Fund without Contract owner permission.

     Listed below are the variable investment options currently offered through your Contract. Please refer to your Contract prospectus for information regarding these variable investment options or call our Annuity Service Center at the number below. Also review your fund prospectuses for more detailed information about these variable investment options. For additional fund prospectus copies, please contact the Annuity Service Center.

     Invesco High Yield Fund - Class A (retail)
     Invesco Corporate Bond Fund - Class A (retail)
     Invesco Comstock Fund - Class A (retail)
     Invesco V.I. Government Securities Fund - Series I
     Invesco V.I. American Franchise Fund - Series I
     Invesco V.I. Growth and Income Fund - Series I
     VALIC Co. I International Equities Index Fund
     VALIC Co. I Mid Cap Index Fund
     VALIC Co. I Money Market I Fund
     VALIC Co. I Nasdaq-100 Index Fund
     VALIC Co. I Science & Technology Fund
     VALIC Co. I Small Cap Index Fund
     VALIC Co. I Stock Index Fund

     If you maintain instructions for future Purchase Payment allocations with us, you should change your instructions on record with us to remove the Fund from your instructions. If your future Purchase Payment allocation instructions include the Fund and you do not provide us with replacement instructions by 4 p.m. Eastern time on August 28, any future Purchase Payment allocations received on or after such time will be rejected as not being in good order. You may provide us with replacement instructions at any time prior to such effective date.

     For a period of time after August 28, we may provide you with confirmations, statements and other reports which contain the name of the formerly available variable investment option. Should you have any questions, please contact the Annuity Service Center at 1-800-247-6584.